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                                                                  Exhibit 99.12


                 CONSENT TO IDENTIFICATION AS DIRECTOR NOMINEE


         The undersigned hereby consents to his identification as a director nominee of Noble International, Ltd. in the within Registration Statement on Form S-1.


                                                  /s/ Christopher L. Morin
                                                  ----------------------------
                                                  CHRISTOPHER L. MORIN